UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB RELATIVE VALUE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.17

ANNUAL REPORT

AB RELATIVE VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Relative Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB RELATIVE VALUE FUND | 1

ANNUAL REPORT

December 15, 2017

This report provides management’s discussion of fund performance for AB Relative Value Fund for the annual reporting period ended October 31, 2017. Effective January 9, 2017, the Fund’s name changed from AB Growth & Income Fund to AB Relative Value Fund.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB RELATIVE VALUE FUND[1]
Class A Shares	8.71%	21.54%
Class B Shares[2]	8.35%	20.86%
Class C Shares	8.39%	20.77%
Advisor Class Shares[3]	8.81%	22.09%
Class R Shares[3]	8.67%	21.45%
Class K Shares[3]	8.60%	21.57%
Class I Shares[3]	8.73%	22.15%
Class Z Shares[3]	8.90%	22.18%
Russell 1000 Value Index	5.46%	17.78%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2017, by 0.54% and 0.64%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended October 31, 2017, by 0.00% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2017.

During the 12-month period, all share classes outperformed the benchmark before sales charges. Security selection in the industrials, health

2 | AB RELATIVE VALUE FUND	abfunds.com

care, technology and consumer staples sectors contributed to outperformance, relative to the benchmark. Underweights in energy and telecommunications also contributed, while selections in energy and consumer discretionary detracted.

During the six-month period, all share classes outperformed the benchmark before sales charges. Security selection in the industrials, health care, technology and consumer staples sectors contributed to performance. Underweights in telecommunications and energy also contributed, while selections in energy and materials detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities advanced to historical highs over the 12-month period ended October 31, 2017. US equity markets outperformed initially, after the election of Donald Trump as president provided excitement around fiscal stimulus and relaxed regulation. While confidence in the administration’s ability to implement tax reform waned midperiod, investors regained enthusiasm in September. Market strength was bolstered by strong corporate earnings. The US Federal Reserve (the “Fed”) raised rates for the third consecutive quarter in June, as expected. Late in the period, the Fed began its balance-sheet reduction program.

The Fund’s Senior Investment Management Team (the “Team”) remains committed to seeking well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares. These are the fundamentals of the Fund’s investment philosophy, and the Team believes these attributes serve as ballast when heightened market volatility has negatively affected deeper-value cyclicals.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. In determining a company’s intrinsic economic future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the

(continued on next page)

abfunds.com	AB RELATIVE VALUE FUND | 3

companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB RELATIVE VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2007 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Relative Value Fund Class A shares (from 10/31/2007 to 10/31/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB RELATIVE VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	21.54%	16.45%
5 Years	13.46%	12.46%
10 Years	6.11%	5.66%
CLASS B SHARES
1 Year	20.86%	16.86%
5 Years	12.61%	12.61%
10 Years[1]	5.44%	5.44%
CLASS C SHARES
1 Year	20.77%	19.77%
5 Years	12.64%	12.64%
10 Years	5.35%	5.35%
ADVISOR CLASS SHARES[2]
1 Year	22.09%	22.09%
5 Years	13.77%	13.77%
10 Years	6.40%	6.40%
CLASS R SHARES[2]
1 Year	21.45%	21.45%
5 Years	13.21%	13.21%
10 Years	5.87%	5.87%
CLASS K SHARES[2]
1 Year	21.57%	21.57%
5 Years	13.49%	13.49%
10 Years	6.16%	6.16%
CLASS I SHARES[2]
1 Year	22.15%	22.15%
5 Years	13.80%	13.80%
10 Years	6.51%	6.51%
CLASS Z SHARES[2]
1 Year	22.18%	22.18%
Since Inception[3]	10.83%	10.83%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 1.00%, 1.79%, 1.76%, 0.75%, 1.36%, 1.04%, 0.72% and 0.59% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be

8 | AB RELATIVE VALUE FUND	abfunds.com

(footnotes continued on next page)

HISTORICAL PERFORMANCE (continued)

terminated prior to March 1, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class Z shares, as this share class is currently operating below its contractual expense cap. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	13.73%
5 Years	12.12%
10 Years	5.59%
CLASS B SHARES
1 Year	14.14%
5 Years	12.35%
10 Years[1]	5.40%
CLASS C SHARES
1 Year	17.04%
5 Years	12.38%
10 Years	5.28%
ADVISOR CLASS SHARES[2]
1 Year	19.18%
5 Years	13.48%
10 Years	6.34%
CLASS R SHARES[2]
1 Year	18.70%
5 Years	12.91%
10 Years	5.81%
CLASS K SHARES[2]
1 Year	18.84%
5 Years	13.19%
10 Years	6.09%
CLASS I SHARES[2]
1 Year	19.26%
5 Years	13.51%
10 Years	6.45%
CLASS Z SHARES[2]
1 Year	19.29%
Since Inception[3]	10.85%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,087.10	$4.58	0.87%	$4.73	0.90%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%	$4.58	0.90%
Class B
Actual	$1,000	$1,083.50	$8.51	1.62%	$8.67	1.65%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%	$8.39	1.65%
Class C
Actual	$1,000	$1,083.90	$8.51	1.62%	$8.67	1.65%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,088.10	$3.26	0.62%	$3.42	0.65%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%	$3.31	0.65%
Class R
Actual	$1,000	$1,086.70	$5.89	1.12%	$6.05	1.15%
Hypothetical**	$1,000	$1,019.56	$5.70	1.12%	$5.85	1.15%
Class K
Actual	$1,000	$1,086.00	$4.57	0.87%	$4.73	0.90%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%	$4.58	0.90%
Class I
Actual	$1,000	$1,087.30	$3.26	0.62%	$3.42	0.65%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%	$3.31	0.65%
Class Z
Actual	$1,000	$1,089.00	$3.16	0.60%	$3.26	0.62%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%	$3.16	0.62%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,753.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
JPMorgan Chase & Co.	$69,803,218	4.0%
Raytheon Co.	57,593,722	3.3
Time Warner, Inc.	55,757,951	3.2
Wal-Mart Stores, Inc.	51,019,424	2.9
Citigroup, Inc.	46,893,735	2.7
Cigna Corp.	42,370,745	2.4
Aetna, Inc.	40,980,631	2.3
Berkshire Hathaway, Inc. – Class B	40,302,395	2.3
Eli Lilly & Co.	34,702,410	2.0
Biogen, Inc.	33,833,810	1.9
	$473,258,041	27.0%

1	All data are as of October 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

October 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 84.3%
Financials – 19.1%
Banks – 7.9%
Citigroup, Inc.	638,010	$46,893,735
JPMorgan Chase & Co.	693,800	69,803,218
Wells Fargo & Co.	378,090	21,225,972

		137,922,925

Capital Markets – 4.0%
Goldman Sachs Group, Inc. (The)	86,560	20,989,069
Northern Trust Corp.	148,740	13,910,165
State Street Corp.	297,570	27,376,440
TD Ameritrade Holding Corp.	168,690	8,432,813

		70,708,487

Diversified Financial Services – 2.3%
Berkshire Hathaway, Inc. – Class B(a)	215,590	40,302,395

Insurance – 4.9%
Allstate Corp. (The)	263,590	24,740,557
Axis Capital Holdings Ltd.	270,351	14,704,391
Chubb Ltd.	101,980	15,380,623
FNF Group	353,033	13,210,495
Validus Holdings Ltd.	335,384	17,466,799

		85,502,865

		334,436,672

Health Care – 16.3%
Biotechnology – 4.4%
Amgen, Inc.	64,370	11,278,911
Biogen, Inc.(a)	108,560	33,833,810
Gilead Sciences, Inc.	436,200	32,697,552

		77,810,273

Health Care Equipment & Supplies – 1.7%
Hologic, Inc.(a)	775,800	29,364,030

Health Care Providers & Services – 5.6%
Aetna, Inc.	241,020	40,980,631
Cigna Corp.	214,840	42,370,745
Quest Diagnostics, Inc.	162,790	15,266,446

		98,617,822

Pharmaceuticals – 4.6%
Eli Lilly & Co.	423,510	34,702,410
Pfizer, Inc.	700,040	24,543,402
Roche Holding AG (Sponsored ADR)	747,010	21,599,794

		80,845,606

		286,637,731

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 13.5%
Communications Equipment – 0.9%
Cisco Systems, Inc.	466,110	$15,917,656

Electronic Equipment, Instruments & Components – 2.5%
Dolby Laboratories, Inc. – Class A	494,320	28,640,901

FLIR Systems, Inc.	162,910	7,627,446
TE Connectivity Ltd.	80,620	7,334,001

		43,602,348

Internet Software & Services – 0.6%
Akamai Technologies, Inc.(a)	191,746	10,018,729

IT Services – 3.8%
Amdocs Ltd.	157,140	10,229,814
Black Knight, Inc.(a)	85,682	3,885,679
International Business Machines Corp.	213,990	32,967,299
Mastercard, Inc. – Class A	137,850	20,507,945

		67,590,737

Semiconductors & Semiconductor Equipment – 3.2%
Ambarella, Inc.(a)	182,760	10,314,974
Intel Corp.	625,648	28,460,728
Synaptics, Inc.(a)	170,310	6,321,907
Xilinx, Inc.	143,730	10,591,464

		55,689,073

Software – 1.5%
VMware, Inc. – Class A(a)	221,670	26,531,682

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	100,097	16,920,397

		236,270,622

Consumer Discretionary – 12.6%
Auto Components – 0.4%
BorgWarner, Inc.	140,870	7,426,667

Household Durables – 2.8%
DR Horton, Inc.	736,500	32,560,665
Garmin Ltd.	292,230	16,543,140

		49,103,805

Media – 6.6%
AMC Networks, Inc. – Class A(a)	172,510	8,777,309
Comcast Corp. – Class A	310,770	11,197,043
Discovery Communications, Inc. – Class A(a)	802,370	15,148,746
Scripps Networks Interactive, Inc. – Class A	290,620	24,202,833

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Time Warner, Inc.	567,280	$55,757,951

		115,083,882

Specialty Retail – 1.8%
Ross Stores, Inc.	511,820	32,495,452

Textiles, Apparel & Luxury Goods – 1.0%
VF Corp.	249,040	17,345,636

		221,455,442

Industrials – 8.6%
Aerospace & Defense – 4.0%
Boeing Co. (The)	46,630	12,029,607
Raytheon Co.	319,610	57,593,722

		69,623,329

Airlines – 0.7%
Delta Air Lines, Inc.	131,410	6,574,442
Southwest Airlines Co.	115,110	6,199,825

		12,774,267

Construction & Engineering – 0.4%
Valmont Industries, Inc.	42,190	6,703,991

Electrical Equipment – 1.3%
AMETEK, Inc.	102,590	6,923,799
Sensata Technologies Holding NV(a)	323,980	15,845,862

		22,769,661

Machinery – 1.0%
Caterpillar, Inc.	77,770	10,561,166
Parker-Hannifin Corp.	36,920	6,741,961

		17,303,127

Road & Rail – 1.2%
Norfolk Southern Corp.	160,900	21,145,478

		150,319,853

Energy – 7.2%
Energy Equipment & Services – 2.3%
Dril-Quip, Inc.(a)	160,920	6,774,732
National Oilwell Varco, Inc.	278,850	9,533,881
Oil States International, Inc.(a)	301,491	6,949,368
TechnipFMC PLC(a)	596,090	16,326,905

		39,584,886

Oil, Gas & Consumable Fuels – 4.9%
ConocoPhillips	495,790	25,359,659
Exxon Mobil Corp.	343,690	28,646,562
Noble Energy, Inc.	1,176,420	32,786,825

		86,793,046

		126,377,932

16 | AB RELATIVE VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 3.3%
Food & Staples Retailing – 3.3%
United Natural Foods, Inc.(a)	157,663	$6,112,594
Wal-Mart Stores, Inc.	584,348	51,019,424

		57,132,018

Real Estate – 2.6%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Liberty Property Trust	426,230	18,276,742

Real Estate Management & Development – 1.6%
CBRE Group, Inc. – Class A(a)	700,020	27,524,787

		45,801,529

Utilities – 1.1%
Electric Utilities – 1.1%
Exelon Corp.	501,610	20,169,738

Total Common Stocks (cost $1,197,948,038)		1,478,601,537

SHORT-TERM INVESTMENTS –14.7%
Investment Companies – 14.7%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio, 0.85%(b)(c)(d) (cost $258,274,792)	258,274,792	258,274,792

Total Investments – 99.0% (cost $1,456,222,830)		1,736,876,329
Other assets less liabilities – 1.0%		16,779,630

Net Assets – 100.0%		$1,753,655,959

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 17

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,197,948,038)	$1,478,601,537
Affiliated issuers (cost $258,274,792)	258,274,792
Receivable for investment securities sold	46,856,528
Unaffiliated dividends receivable	908,905
Receivable for capital stock sold	737,204
Affiliated dividends receivable	169,677

Total assets	1,785,548,643

Liabilities
Payable for investment securities purchased	28,809,133
Payable for capital stock redeemed	1,312,837
Advisory fee payable	731,524
Distribution fee payable	358,334
Transfer Agent fee payable	173,526
Administrative fee payable	20,992
Directors’ fees payable	2,486
Accrued expenses	483,852

Total liabilities	31,892,684

Net Assets	$1,753,655,959

Composition of Net Assets
Capital stock, at par	$2,804,397
Additional paid-in capital	1,272,419,893
Undistributed net investment income	13,647,803
Accumulated net realized gain on investment transactions	184,130,367
Net unrealized appreciation on investments	280,653,499

$1,753,655,959

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,378,792,146	220,808,800	$6.24	*

B	$14,221,878	2,282,049	$6.23

C	$63,673,598	10,266,909	$6.20

Advisor	$162,527,075	25,805,103	$6.30

R	$7,305,199	1,190,726	$6.14

K	$20,558,932	3,319,361	$6.19

I	$30,800,523	4,849,338	$6.35

Z	$75,776,608	11,917,461	$6.36

*	The maximum offering price per share for Class A shares was $6.52 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB RELATIVE VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $191,831)	$27,266,824
Affiliated issuers	1,305,728
Other income(a)	170,326	$28,742,878

Expenses
Advisory fee (see Note B)	9,291,688
Distribution fee—Class A	3,211,879
Distribution fee—Class B	161,689
Distribution fee—Class C	1,350,921
Distribution fee—Class R	41,835
Distribution fee—Class K	26,255
Transfer agency—Class A	1,697,671
Transfer agency—Class B	26,739
Transfer agency—Class C	189,597
Transfer agency—Advisor Class	178,056
Transfer agency—Class R	19,590
Transfer agency—Class K	18,577
Transfer agency—Class I	32,533
Transfer agency—Class Z	13,644
Printing	188,287
Custodian	180,522
Registration fees	166,242
Legal	65,912
Administrative	63,501
Audit and tax	61,715
Directors’ fees	28,136
Miscellaneous	86,306

Total expenses	17,101,295
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,770,216)

Net expenses		15,331,079

Net investment income		13,411,799

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		205,112,440
Net change in unrealized appreciation/depreciation of investments		111,012,593

Net gain on investment transactions		316,125,033

Net Increase in Net Assets from Operations		$329,536,832

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,411,799	$24,635,023
Net realized gain on investment transactions	205,112,440	180,845,938
Net change in unrealized appreciation/depreciation of investments	111,012,593	(192,558,073)

Net increase in net assets from operations	329,536,832	12,922,888
Dividends and Distributions to Shareholders from
Net investment income
Class A	(21,113,062)	(12,040,767)
Class B	(145,092)	(3,307)
Class C	(2,028,075)	(507,482)
Advisor Class	(2,327,750)	(711,132)
Class R	(139,493)	(44,890)
Class K	(136,001)	(49,998)
Class I	(598,928)	(212,403)
Class Z	(1,080,982)	(16,831,331)
Net realized gain on investment transactions
Class A	(59,559,196)	(38,666,472)
Class B	(889,912)	(728,673)
Class C	(9,962,683)	(6,627,342)
Advisor Class	(5,674,138)	(2,696,185)
Class R	(447,508)	(205,559)
Class K	(373,676)	(166,002)
Class I	(1,431,804)	(512,968)
Class Z	(2,769,956)	(37,849,026)
Capital Stock Transactions
Net decrease	(54,864,475)	(1,135,318,526)
Capital Contributions
Proceeds from regulatory settlement (see Note E)	– 0	–	2,932,214

Total increase (decrease)	165,994,101	(1,237,316,961)
Net Assets
Beginning of period	1,587,661,858	2,824,978,819

End of period (including undistributed net investment income of $13,647,803 and $27,553,302, respectively)	$1,753,655,959	$1,587,661,858

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Relative Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 9, 2017, the Fund was known as AB Growth and Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and, 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB RELATIVE VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

abfunds.com	AB RELATIVE VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,478,601,537		$	– 0	–	$	– 0	–	$1,478,601,537
Short-Term Investments	258,274,792			– 0	–		– 0	–	258,274,792

Total Investments in Securities	1,736,876,329			– 0	–		– 0	–	1,736,876,329
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$1,736,876,329		$	– 0	–	$	– 0	–	$1,736,876,329

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

24 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Effective February 29, 2016, the Expense Cap for the Class A shares was reduced from .95% to .90%, of the daily average net assets.

The Expense Caps will remain in effect until March 1, 2018 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2017, such reimbursements/waivers amounted to $1,348,139.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $63,501.

26 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $968,042 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $15,811 from the sale of Class A shares and received $7,866, $11,027 and $2,772 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $422,077.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$169,081	$858,594	$769,400	$258,275	$1,306

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $909,002, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

abfunds.com	AB RELATIVE VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective February 29, 2016, payments under the Class A plan are limited to an annual rate of .25% of Class A shares’ average daily net asset assets. Prior to February 29, 2016, payments under the Class A plan were limited to .28% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,518,421, $11,789,751, $240,619 and $104,078 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,262,730,039		$1,512,050,835
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,460,462,332

Gross unrealized appreciation	$293,404,594
Gross unrealized depreciation	(16,990,597)

Net unrealized appreciation	$276,413,997

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the year ended October 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	8,138,308	9,567,809		$47,235,495	$51,324,919

Shares issued in reinvestment of dividends and distributions	12,624,651	8,450,759		70,319,304	44,366,484

Shares converted from Class B	955,138	949,866		5,510,051	5,123,297

Shares converted from Class C	22,740,262	– 0	–	130,709,235	– 0	–

Shares redeemed	(34,656,306)	(29,081,044)		(201,858,918)	(156,503,863)

Net increase (decrease)	9,802,053	(10,112,610)		$51,915,167	$(55,689,163)

abfunds.com	AB RELATIVE VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class B
Shares sold	175,473	225,988	$1,019,104	$1,210,248

Shares issued in reinvestment of dividends and distributions	180,203	135,156	1,009,134	710,920

Shares converted to Class A	(954,406)	(950,791)	(5,510,051)	(5,123,297)

Shares redeemed	(409,295)	(452,089)	(2,380,787)	(2,445,262)

Net decrease	(1,008,025)	(1,041,736)	$(5,862,600)	$(5,647,391)

Class C
Shares sold	896,235	1,313,220	$5,122,972	$6,990,187

Shares issued in reinvestment of dividends and distributions	1,881,408	1,196,681	10,479,445	6,270,611

Shares converted to Class A	(22,820,758)	– 0	–	(130,709,235)	– 0	–

Shares redeemed	(5,293,474)	(4,938,788)	(30,355,682)	(26,489,949)

Net decrease	(25,336,589)	(2,428,887)	$(145,462,500)	$(13,229,151)

Advisor Class
Shares sold	10,777,645	10,194,299	$63,075,988	$53,975,205

Shares issued in reinvestment of dividends and distributions	1,213,536	538,220	6,807,938	2,841,801

Shares redeemed	(5,893,555)	(5,666,651)	(34,373,642)	(30,621,239)

Net increase	6,097,626	5,065,868	$35,510,284	$26,195,767

Class R
Shares sold	566,250	1,003,158	$3,220,788	$5,300,502

Shares issued in reinvestment of dividends and distributions	106,921	48,442	587,001	250,448

Shares redeemed	(1,038,362)	(556,145)	(5,904,747)	(2,950,607)

Net increase (decrease)	(365,191)	495,455	$(2,096,958)	$2,600,343

30 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class K
Shares sold	2,170,672	557,318	$12,694,256	$2,959,291

Shares issued in reinvestment of dividends and distributions	92,165	41,458	509,673	215,998

Shares redeemed	(256,220)	(232,709)	(1,495,558)	(1,242,878)

Net increase	2,006,617	366,067	$11,708,371	$1,932,411

Class I
Shares sold	4,023,655	3,128,192	$23,712,886	$16,877,405

Shares issued in reinvestment of dividends and distributions	358,787	136,348	2,030,732	725,371

Shares redeemed	(4,757,880)	(872,364)	(27,850,470)	(4,752,025)

Net increase (decrease)	(375,438)	2,392,176	$(2,106,852)	$12,850,751

Class Z
Shares sold	4,735,673	9,658,900	$27,613,029	$53,548,840

Shares issued in reinvestment of dividends and distributions	680,378	10,278,263	3,850,938	54,680,357

Shares redeemed	(5,109,580)	(224,197,408)	(29,933,354)	(1,212,561,290)

Net increase (decrease)	306,471	(204,260,245)	$1,530,613	$(1,104,332,093)

For the year ended October 31, 2016, the Fund received proceeds of $2,932,214 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

abfunds.com	AB RELATIVE VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$45,560,928	$30,401,310
Net long-term capital gains	63,117,328	87,452,227

Total taxable distributions paid	$108,678,256	$117,853,537

32 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$50,867,892
Undistributed capital gains	151,149,780
Unrealized appreciation/(depreciation)	276,413,997	(a)

Total accumulated earnings/(deficit)	$478,431,669

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB RELATIVE VALUE FUND | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.49		$ 5.63		$ 5.68		$ 5.10		$ 3.98

Income From Investment Operations
Net investment income(a)	.05	(b)†	.06	(b)	.05	(b)	.05	(b)	.04
Net realized and unrealized gain on investment transactions	1.09		.02	††	.21		.57		1.11
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.14		.09		.26		.62		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.05)		(.04)		(.04)		(.03)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.39)		(.23)		(.31)		(.04)		(.03)

Net asset value, end of period	$ 6.24		$ 5.49		$ 5.63		$ 5.68		$ 5.10

Total Return
Total investment return based on net asset value(c)*	21.54	%†	1.81%		4.74%		12.30%		29.20%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,379		$1,157		$1,244		$1,312		$1,241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87%		.91%		.95%		.98%		1.08%
Expenses, before waivers/reimbursements(d)	.98%		1.00%		.98%		1.00%		1.08%
Net investment income	.82	%(b)†	1.06	%(b)	.96	%(b)	1.00	%(b)	.95%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

34 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.46		$ 5.59		$ 5.64		$ 5.06		$ 3.95

Income From Investment Operations
Net investment income(a)	.01	(b)†	.02	(b)	.01	(b)	.01	(b)	.01
Net realized and unrealized gain on investment transactions	1.09		.02	††	.21		.57		1.10
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.10		.05		.22		.58		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.00	)(e)	– 0	–	– 0	–	(.00	)(e)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.33)		(.18)		(.27)		– 0	–	(.00)

Net asset value, end of period	$ 6.23		$ 5.46		$ 5.59		$ 5.64		$ 5.06

Total Return
Total investment return based on net asset value(c)*	20.86	%†	.96%		3.95%		11.46%		28.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,222		$17,974		$24,209		$32,473		$41,137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63%		1.64%		1.65%		1.70%		1.84%
Expenses, before waivers/reimbursements(d)	1.76%		1.78%		1.73%		1.75%		1.84%
Net investment income	.10	%(b)†	.34	%(b)	.27	%(b)	.28	%(b)	.21%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.45		$ 5.58		$ 5.64		$ 5.07		$ 3.96

Income From Investment Operations
Net investment income(a)	.01	(b)†	.02	(b)	.01	(b)	.02	(b)	.01
Net realized and unrealized gain on investment transactions	1.08		.03	††	.20		.56		1.10
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.09		.06		.21		.58		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.01)		(.00	)(e)	(.01)		(.00	)(e)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.34)		(.19)		(.27)		(.01)		.00

Net asset value, end of period	$ 6.20		$ 5.45		$ 5.58		$ 5.64		$ 5.07

Total Return
Total investment return based on net asset value(c)*	20.77	%†	1.21%		3.84%		11.48%		28.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,674		$193,912		$212,394		$220,054		$205,705
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63%		1.64%		1.65%		1.68%		1.81%
Expenses, before waivers/reimbursements(d)	1.74%		1.75%		1.70%		1.72%		1.81%
Net investment income	.13	%(b)†	.33	%(b)	.25	%(b)	.29	%(b)	.22%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

36 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.53		$ 5.65		$ 5.71		$ 5.12		$ 4.00

Income From Investment Operations
Net investment income(a)	.06	(b)†	.07	(b)	.09	(b)	.07	(b)	.06
Net realized and unrealized gain on investment transactions	1.11		.03	††	.18		.58		1.10
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.17		.11		.27		.65		1.16

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.05)		(.06)		(.06)		(.04)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.40)		(.23)		(.33)		(.06)		(.04)

Net asset value, end of period	$ 6.30		$ 5.53		$ 5.65		$ 5.71		$ 5.12

Total Return
Total investment return based on net asset value(c)*	22.09	%†	2.01%		4.90%		12.75%		29.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162,527		$108,998		$82,681		$1,401,685		$117,962
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.62%		.64%		.65%		.65%		.80%
Expenses, before waivers/reimbursements(d)	.73%		.74%		.66%		.68%		.80%
Net investment income	1.05	%(b)†	1.31	%(b)	1.51	%(b)	1.32	%(b)	1.22%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.40		$ 5.53		$ 5.59		$ 5.03		$ 3.93

Income From Investment Operations
Net investment income(a)	.03	(b)†	.04	(b)	.04	(b)	.04	(b)	.03
Net realized and unrealized gain on investment transactions	1.08		.04	††	.20		.55		1.10
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.11		.09		.24		.59		1.13

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.04)		(.03)		(.03)		(.03)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.37)		(.22)		(.30)		(.03)		(.03)

Net asset value, end of period	$ 6.14		$ 5.40		$ 5.53		$ 5.59		$ 5.03

Total Return
Total investment return based on net asset value(c)*	21.45	%†	1.71%		4.40%		11.85%		28.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,305		$8,396		$5,868		$6,866		$4,844
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.13%		1.14%		1.15%		1.19%		1.36%
Expenses, before waivers/reimbursements(d)	1.33%		1.35%		1.31%		1.34%		1.36%
Net investment income	.60	%(b)†	.80	%(b)	.77	%(b)	.79	%(b)	.68%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

38 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.45		$ 5.58		$ 5.64		$ 5.07		$ 3.96

Income From Investment Operations
Net investment income(a)	.04	(b)†	.06	(b)	.06	(b)	.05	(b)	.04
Net realized and unrealized gain on investment transactions	1.09		.03	††	.19		.57		1.10
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.13		.10		.25		.62		1.14

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.05)		(.04)		(.05)		(.03)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.39)		(.23)		(.31)		(.05)		(.03)

Net asset value, end of period	$ 6.19		$ 5.45		$ 5.58		$ 5.64		$ 5.07

Total Return
Total investment return based on net asset value(c)*	21.57	%†	1.97%		4.63%		12.41%		29.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,559		$7,149		$5,285		$7,261		$2,299
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87%		.89%		.90%		.94%		1.05%
Expenses, before waivers/reimbursements(d)	1.03%		1.03%		1.01%		1.04%		1.05%
Net investment income	.72	%(b)†	1.05	%(b)	1.02	%(b)	1.00	%(b)	1.00%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 5.57		$ 5.72		$ 5.77		$ 5.19		$ 4.05

Income From Investment Operations
Net investment income(a)	.06	(b)†	.07	(b)	.07	(b)	.07	(b)	.06
Net realized and unrealized gain on investment transactions	1.12		.02	††	.21		.58		1.13
Capital contributions	– 0	–	.01		– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.18		.10		.28		.65		1.19

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.07)		(.06)		(.07)		(.05)
Distributions from net realized gain on investment transactions	(.29)		(.18)		(.27)		– 0	–	– 0	–

Total dividends and distributions	(.40)		(.25)		(.33)		(.07)		(.05)

Net asset value, end of period	$ 6.35		$ 5.57		$ 5.72		$ 5.77		$ 5.19

Total Return
Total investment return based on net asset value(c)*	22.15	%†	1.94%		5.05%		12.54%		29.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,801		$29,127		$16,193		$13,860		$326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.62%		.64%		.65%		.66%		.70%
Expenses, before waivers/reimbursements(d)	.71%		.71%		.68%		.66%		.70%
Net investment income	1.07	%(b)†	1.29	%(b)	1.24	%(b)	1.30	%(b)	1.18%
Portfolio turnover rate	85%		72%		71%		54%		69%

See footnote summary on page 42.

40 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	October 15, 2013(f) to October 31, 2013
2017	2016	2015	2014

Net asset value, beginning of period	$ 5.57	$ 5.72	$ 5.77	$ 5.19	$ 5.05

Income From Investment Operations
Net investment income (loss)(a)	.07	(b)†	.08	(b)	.07	.07	.00	(e)
Net realized and unrealized gain on investment transactions	1.12	.02	††	.22	.58	.14
Capital contributions	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.19	.11	.29	.65	.14

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.08)	(.07)	(.07)	– 0	–
Distributions from net realized gain on investment transactions	(.29)	(.18)	(.27)	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.26)	(.34)	(.07)	– 0	–

Net asset value, end of period	$ 6.36	$ 5.57	$ 5.72	$ 5.77	$ 5.19

Total Return
Total investment return based on net asset value(c)*	22.18	%†	2.04%	5.09%	12.56%	2.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,777	$64,718	$1,234,532	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.59%	.59%	.59%	.61%	.67	%^
Expenses, before waivers/reimbursements(d)	.62%	.59%	.59%	.61%	.67	%^
Net investment income (loss)	1.10	%(b)†	1.50	%(b)	1.18%	1.37%	(.22	)%^
Portfolio turnover rate	85%	72%	71%	54%	69%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2017 and October 31, 2016, (annualized), such waiver amounted to 0.02% and 0.01%, respectively.

(e)	Amount is less than $.005.

(f)	Commencement of distributions.

†	For the year ended October 31, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014 and October 31, 2013 by 0.64%, 0.01%, 0.08%, 0.08% and 0.14%, respectively.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.18%.

^	Annualized.

See notes to financial statements.

42 | AB RELATIVE VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Relative Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Relative Value Fund, Inc. (formerly, AB Growth and Income Fund, Inc.) (the “Fund”) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Relative Value Fund, Inc. (formerly, AB Growth and Income Fund, Inc.) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2017

abfunds.com	AB RELATIVE VALUE FUND | 43

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2017. For corporate shareholders, 84.58% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 89.10% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1),(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1),(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3), Senior Vice President and Independent Compliance Officer Frank V. Caruso(4), Senior Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB RELATIVE VALUE FUND | 45

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith† 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin#, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

abfunds.com	AB RELATIVE VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey# 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.# 85 (1992)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy#, ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin# 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

abfunds.com	AB RELATIVE VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody# 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

abfunds.com	AB RELATIVE VALUE FUND | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein^ 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Frank V. Caruso 61	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Stephen M. Woetzel 46	Controller	Vice President of ABIS**, with which he has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein L.P. at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB RELATIVE VALUE FUND | 53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Relative Value Fund, Inc. (formerly AB Growth and Income Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

54 | AB RELATIVE VALUE FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

abfunds.com	AB RELATIVE VALUE FUND | 55

Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB RELATIVE VALUE FUND | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

58 | AB RELATIVE VALUE FUND	abfunds.com

NOTES

abfunds.com	AB RELATIVE VALUE FUND | 59

NOTES

60 | AB RELATIVE VALUE FUND	abfunds.com

AB RELATIVE VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

RV-0151-1017

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Relative Value	2016	$34,318	$5,077	$21,825
	2017	$34,318	$3,210	$22,447

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Relative Value	2016	$462,722	$26,902
			$(5,077)
			$(21,825)

	2017	$748,773	$25,658
			$(3,210)
			$(22,447)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Relative Value Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 29, 2017